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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): MARCH 24, 2005

                           CITIZENS FIRST CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

  KENTUCKY                               333-67435                  61-0912615
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)

                               1805 CAMPBELL LANE
                         BOWLING GREEN, KENTUCKY 42104
              (Address of principal executive offices and zip code)


                                 (270) 393-0700
              (Registrant's telephone number, including area code)



          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
 Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
 Act (17 CFR 240.13e-4(c))
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 ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

       On March 24, 2005, on the recommendation of the Audit Committee of the Board of Directors, Citizens First Corporation ("the Company") notified Crowe Chizek and Company LLC that they have been engaged to serve as the Company's independent public accountants, and notified BKD, LLP that they have been dismissed as the Company's independent public accountants, effective immediately.

       BKD, LLP performed audits of the consolidated financial statements for the years ended December 31, 2004 and 2003. Their reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two years ended December 31, 2004, and from December 31, 2004 through the effective date of BKD, LLP's termination, there have been no disagreements between the Company and BKD, LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope of procedure, which disagreements would have caused BKD, LLP to make reference to the subject matter of such disagreements in connection with its report.

       BKD, LLP has furnished a letter to the SEC dated March 28, 2005, stating that it agrees with the above statements, and such letter is attached hereto as
Exhibit 16.

       During the two years ended December 31, 2004 and from December 31, 2004 through the engagement of Crowe Chizek and Company LLC as the Company's independent accountant, neither the Company nor anyone on its behalf had consulted Crowe Chizek and Company LLC with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with BKD, LLP on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of BKD, LLP, would have caused BKD, LLP to make reference to the matter in their report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

              16. Letter of BKD, LLP dated March 28, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CITIZENS FIRST CORPORATION

Date: March 30, 2005          By:   /s/ Bill D. Wright
                                  -----------------------------------------
                                         Bill D. Wright
                                    Chief Financial Officer

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